EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Bal Bhullar, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-Q of Enertopia Corp. for the quarter ended November 30, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Enertopia Corp.

Dated: January 13, 2011

“Bal Bhullar”
Bal Bhullar
Chief Financial Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)
Enertopia Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Enertopia Corp. and will be retained by Enertopia Corp. and furnished to the Securities and Exchange Commission or its staff upon request.